Cash, Cash Equivalents and Restricted Cash (Details) - Schedule of reconciliation of cash, cash equivalents, and restricted cash ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Jun. 30, 2021 CNY (¥)
Schedule of reconciliation of cash, cash equivalents, and restricted cash [Abstract]
Cash and cash equivalent	¥ 194,259	$ 29,002	¥ 260,593
Restricted cash	118,796	17,736	72,189
Total cash, cash equivalents, and restricted cash shown in the Consolidated Statements of Cash Flows	¥ 313,055	$ 46,738	¥ 332,782